EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jack Wong, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Verde Resources, Inc. on Form 10-Q for the period ended March 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Verde Resources, Inc. at the dates and for the periods indicated.

Date: May 16, 2025

By:	/s/ Jack Wong
Jack Wong
Chief Executive Officer

I, Sherina Chui, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Verde Resources, Inc. on Form 10-Q for the period ended March 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Verde Resources, Inc. at the dates and for the periods indicated.

Date: May 16, 2025

By:	/s/ Sherina Chui
Sherina Chui
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Verde Resources, Inc. and will be retained by Verde Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.